UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):	July 19, 2024

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 22, 2024, Crown Crafts, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) announcing that NoJo Baby & Kids, Inc. (“NoJo Baby”), a wholly-owned subsidiary of the Company, acquired substantially all of the assets, and assumed certain specified liabilities of Baby Boom Consumer Products, Inc. (“Seller”)(the “Acquisition”), pursuant to the Asset Purchase Agreement, dated as of July 19, 2024, between the Company, NoJo Baby, Seller and Elliot Betesh, Michael Betesh and Steven Betesh, as the owners of Seller.

The Initial Report noted that the financial statements and pro forma financial information required by Item 9.01 of Form 8-K would be filed no later than 71 days after the date on which the Initial Report was required to be filed with the Securities and Exchange Commission (the “SEC”). The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend and restate Item 9.01 of the Initial Report to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

The audited financial statements of Baby Boom Consumer Products, Inc. as of December 31, 2023, and for the year then ended, and the report of Marcum, LLP. thereon, are filed herewith as Exhibit 99.3 and incorporated by reference herein.

The unaudited condensed financial statements of Baby Boom Consumer Products, Inc., as of March 31, 2024, and for the three months then ended, are filed herewith as Exhibit 99.4 and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company reflecting the Acquisition are filed herewith as Exhibit 99.5 and incorporated by reference herein. The unaudited pro forma condensed combined balance sheet as of March 31, 2024 is presented as if the Acquisition had occurred on that date. The unaudited pro forma condensed combined statement of income for the year ended March 31, 2024 is presented as if the Acquisition had occurred on April 3, 2023.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Acquisition been completed as of the dates indicated above or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:

●	the notes accompanying the unaudited pro forma condensed combined financial statements;

●	the Company’s audited consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024, filed with the SEC on June 28, 2024;

●
the Company’s unaudited consolidated financial statements, included in the Company’s Quarterly Report on Form 10-Q for the three-month period ended June 30, 2024, filed with the SEC on August 14, 2024;

●	the audited financial statements of Baby Boom Consumer Products, Inc., as of December 31, 2023, and for the year then ended, filed herewith as Exhibit 99.3; and

●	the unaudited condensed financial statements of Baby Boom Consumer Products, Inc., as of March 31, 2024, and for the three months then ended, filed herewith as Exhibit 99.4.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated as of July 19, 2024, between Crown Crafts, Inc., NoJo Baby & Kids, Inc., Baby Boom Consumer Products, Inc., and Elliot Betesh, Michael Betesh and Steven Betesh.*+

23.1	Consent of Marcum, LLP.

99.1
Seventeenth Amendment to Financing Agreement, dated as of July 19, 2024, by and among the Crown Crafts, Inc., NoJo Baby & Kids, Inc., Sassy Baby, Inc., Manhattan Toy Europe Limited and The CIT Group/Commercial Services, Inc.+

99.2	Press release issued July 22, 2024.+

99.3	Audited financial statements of Baby Boom Consumer Products, Inc., as of December 31, 2023, and for the year then ended.

99.4	Unaudited condensed financial statements of Baby Boom Consumer Products, Inc., as of March 31, 2024, and for the three months then ended.

99.5	Unaudited pro forma condensed combined financial statements of the Company reflecting the Acquisition and the accompanying notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

+ Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: September 27, 2024	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer

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